MARCH 28, 2013 Project Care Board Discussion Materials Exhibit (c)(8) PRIVATE AND CONFIDENTIAL

PRIVATE
AND
CONFIDENTIAL
This presentation has been prepared for the Special Committee (the “Special Committee”) of the Board of Directors (the “Board of Directors”)
and the Board of Directors of a company code named Care (the “Company”) by Peter J. Solomon Company, L.P. (“PJSC”) from materials and information supplied (whether orally or in writing) by or on behalf of the Company and from publicly available information. We have relied upon the accuracy and completeness of the foregoing information and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company. This presentation is for discussion purposes only and is incomplete without reference to, and should be viewed only in conjunction with, the oral briefing provided by PJSC.
This presentation includes certain statements, estimates and projections provided by the Company with respect to anticipated future performance of the Company.  We have assumed such statements, estimates and projections have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of the Company as to the future financial performance of the
Company. Such statements, estimates and projections contain or are based on significant assumptions and subjective judgments made by the
Company's management. These assumptions and judgments may or may not be correct, and there can be no assurance that any projected results are attainable or will be realized.  PJSC has not attempted to verify any such statements, estimates and projections, and as such PJSC makes no representation or warranty as to, and assumes no responsibility for, their accuracy or completeness and for the effect which any such inaccuracy or incompleteness may have on the results or judgments contained in this presentation.
Except where otherwise indicated, this analysis speaks only as of the date hereof.  Under no circumstances should the delivery of this document imply that the analysis would be the same if made as of any other date. Actual results may vary from the estimates and projections contained herein and such variations may be material.
THIS PRESENTATION HAS BEEN DELIVERED FOR THE INFORMATION AND ASSISTANCE OF THE SPECIAL COMMITTEE AND THE
BOARD OF DIRECTORS IN ITS CAPACITY AS SUCH.  IT IS NOT INTENDED TO BE USED OR RELIED UPON, AND SHOULD NOT BE
USED OR RELIED UPON, BY ANY OTHER PERSON.
THIS PRESENTATION IS CONFIDENTIAL AND SHOULD NOT, WITHOUT PRIOR WRITTEN CONSENT OF PJSC, BE COPIED OR MADE
AVAILABLE TO ANY PERSON OTHER THAN THE SPECIAL COMMITTEE OR THE BOARD OF DIRECTORS PRIOR TO SUCH TIME, IF
ANY, AS IT MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
PJSC SHALL NOT HAVE LIABILITY, WHETHER DIRECT OR INDIRECT, IN CONTRACT OR TORT OR OTHERWISE, TO ANY PERSON
IN CONNECTION WITH THIS PRESENTATION.

PRIVATE
AND
CONFIDENTIAL
Table of Contents
Section
I Summary Transaction Overview 3
II Summary Financial Performance 6
III Summary Stock Price Performance 16
IV Summary Valuation Analysis 20
Appendix
A Supplemental Information 35

3 PRIVATE AND CONFIDENTIAL Summary Transaction Overview

PRIVATE
AND
CONFIDENTIAL
Summary Transaction Overview
(a) Represents closing price as of 9/25/12, unaffected for announcement of offer of $17.18 per share, which was made after the market close.
(b) Assumes diluted share count including restricted stock units and performance shares and treasury stock method for options exercisable. Includes restricted stock units anticipated to be awarded in May 2013, per
Management guidance.
(c) Source: Preliminary estimate of debt and cash for FY2013 (2/28/13), per Management on 3/25/13.
(d) Source: Management Treasury Model dated 11/30/12, with certain adjustments based on Management guidance.
(e) Source: Management Treasury Model dated 11/30/12.
The Weiss Family has offered to acquire the remaining shares of Care that it does not own for $18.20 per share (the “Final
Offer”); the Weiss Family’s initial offer price was $17.18 (the “Initial Offer”), made on 9/25/12 and its revised offer price was
$17.50 per share (the “Revised Offer”) made on 1/17/13
The Weiss Family has stated that it has no intention to sell any of its interest in the Company, for which it has discretion, or vote in favor of any alternative sale, merger or similar transaction involving the Company
(Amounts in Millions, Except Per Share Data)
Cash Purchase
Price Per Share
$18.20
Premium / Discount to: Price Date
Closing Stock Price: $16.10 (03/28/13) 13.0%
Unaffected Share Price Prior to Initial Offer
(a)
: 14.34 (09/25/12) 26.9%
30 Calendar Days Prior to Initial Offer: 14.25 (08/27/12) 27.7%
52-Week Low Prior to Initial Offer: 12.50 (01/04/12) 45.6%
52-Week High Prior to Initial Offer: 19.50 (09/27/11) (6.7%)
Diluted Share Count
(b)
34.2
Implied Equity Value $622.1
Plus: Debt
(c)
286.4
Less: Cash
(c)
(86.1)
Implied Enterprise Value $822.4
Implied Enterprise Value as a Multiple of:
Adjusted EBITDA FY13E
(d)
$201.0 4.1 x
FY14E
(e)
208.5 3.9

PRIVATE
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CONFIDENTIAL
Form of Transaction
Structure &
Consideration
• Merger of Merger Sub, a direct wholly owned subsidiary of Parent, with and into Care with Care surviving the Merger as a wholly owned subsidiary of Parent
• $18.20 per share in cash
Weiss Family Rollover • Certain Weiss Family shareholders will contribute (or “rollover”) their shares in Care to Parent in connection with the Merger
Guaranty and Voting
Agreement
• Certain members of the Weiss Family will enter into a guaranty and voting agreement in favor of Care
• Guaranty capped at $7.3 million
Merger Agreement • Sullivan & Cromwell has provided a separate summary of the material terms of the Merger Agreement
Financing Sources (a) • $225mm rollover of existing Senior Notes
• $14mm in cash from the balance sheet
• Plus committed financing and available credit facilities
• $200mm New Revolving Credit Facility (undrawn at close)
• $400mm Term Loan B
• $240mm New HoldCo Preferred Equity (potential to issue up to $255mm)
• $40mm Weiss Family Rollover Equity
Summary of Selected Transaction Terms
(a) Source: Management. Preliminary sources of funds as of 3/26/13.

6 PRIVATE AND CONFIDENTIAL Summary Financial Performance

PRIVATE
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CONFIDENTIAL
(Amounts in Millions, Except Per Share Data)
Fiscal Year Ended February 28, LTM FY09-FY12 FY10-FY12
2009 2010 2011 2012 Nov-12 CAGR CAGR
Total Revenue $1,690.7 $1,640.9 $1,597.9 $1,695.1 $1,750.0 0.1% 1.6%
Cost of Goods Sold 810.0 713.1 682.4 741.6 775.6
Gross Profit 880.8 949.5 915.5 953.5 974.4 2.7% 0.2%
EBIT (253.2) 139.1 174.7 149.6 48.7
Net Income (227.8) 81.6 87.0 57.2 (7.9)
Diluted Earnings Per Share ($4.89) $2.03 $2.11 $1.42 ($0.23)
EBIT ($253.2) $139.1 $174.7 $149.6 $48.7
Goodwill Impairment 290.2 -- 0.3 27.2 27.2
Transaction Adjustments -- 24.0 9.6 2.4 34.4
SBT and Other (0.2) 25.5 5.7 2.3 21.4
Adjusted EBIT 36.8 188.6 190.3 181.4 131.6 70.2% (1.9%)
D&A 50.0 45.2 41.0 43.7 46.8
Adjusted EBITDA $86.8 $233.8 $231.4 $225.1 $178.4 37.4% (1.9%)
Margins
Gross Margin 52.1% 57.9% 57.3% 56.2% 55.7%
Adjusted EBITDA 5.1 14.2 14.5 13.3 10.2
Adjusted EBIT 2.2 11.5 11.9 10.7 7.5
Growth Rates
Total Revenue (4.8) % (3.0) % (2.6) % 6.1% 4.9%
Adjusted EBIT (75.7) 412.9 0.9 (4.7) (18.1)
Adjusted EBITDA (56.6) 169.4 (1.0) (2.7) (12.8)
Diluted Earnings Per Share NM NM 3.9 (32.7) NM
Summary Balance Sheet and Cash Flow Data
Cash $60.2 $137.9 $215.8 $132.4 $63.3
Total Debt 390.2 329.7 232.7 225.2 356.8
Net Debt 330.0 191.8 16.9 92.7 293.5
Depreciation and Amortization 50.0 45.2 41.0 43.7 46.8
Capital Expenditures (55.7) (26.6) (36.3) (70.9) (109.4)
Free Cash Flow (a) 17.3 170.9 143.5 45.6 70.1
Summary Leverage Statistics
Total Debt / Adj. EBITDA 4.5 x 1.4 x 1.0 x 1.0 x 2.0 x
Net Debt / Adj. EBITDA 3.8 0.8 0.1 0.4 1.6
(Adj. EBITDA - Cap Ex) / Int. Expense 1.6 8.4 7.9 7.2 4.0
Historical Financials
Source: Company’s Forms 10-K for the fiscal years ended 2/28/09, 2/28/10, 2/28/11 and 2/29/12, and Form 10-Q for the period ended 11/23/12, with certain adjustments for FY2010-FY2012 and LTM for period ended
11/23/12, including certain reclassifications of Depreciation and Amortization for FY2012 and LTM for period ended 11/23/12, based on Management guidance.
CAGR = Compounded Annual Growth Rate.
(a) Defined as Cash Flow from Operations less Capital Expenditures.

FY10 – FY16 CAGR: (1.2%)

FY10 – FY16 CAGR: (6.7%)

Peter J Solomon Company

PRIVATE
AND
CONFIDENTIAL
$1,174
$1,099
$1,156
$1,222
$1,180
$1,147
$1,264
$1,197
$1,229
$1,239
$1,190
$1,185
$1,177
$1,000
$1,050
$1,100
$1,150
$1,200
$1,250
$1,300
FY2004 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013E FY2014E FY2015E FY2016E
$308
$235
$317
$188
$201
$141
$241
$193
$171
$166
$175
$167
$159
26.2%
21.4%
27.4%
15.4%
17.0%
12.3%
19.0%
16.2%
13.9%
13.4%
14.7%
14.1%
13.5%
10%
15%
20%
25%
30%
35%
40%
$50
$100
$150
$200
$250
$300
$350
FY2004 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013E FY2014E FY2015E FY2016E
Operating Income $mm Operating Margin %
NAGCD Historical Financial Trends
Historical and Projected NAGCD Revenue
Source: Care Management.
(a) Adjusted to normalize for the Company’s North American goodwill impairment in FY2009 ($47.9mm add back) and FY2012 ($21.3mm add back) and the sale of Amscan Party Goods in FY2010 (net reduction of $18.4mm).
(Amounts in Millions)
Historical and Projected NAGCD Operating Income and Margin (a)
Includes Acquisitions of Papyrus and RPG
2010 Papyrus and
RPG Revenue: $129
NAGCD comprised approximately 68% of Care’s total revenue in FY2009 and is estimated to comprise approximately 67% of
Care’s total projected revenue in FY2013

PRIVATE
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CONFIDENTIAL
Evolution of Selected Key Metrics
(a) Source: Management Treasury Model dated 11/30/12, with certain adjustments to FY2013E EBITDA based on Management guidance.
(b) Source: Company’s Form 10-Q for the periods ended 8/24/12 and 11/23/12, with certain adjustments to EBITDA, including certain reclassifications of Depreciation and Amortization for LTM periods ended 8/24/12 and
11/23/12, based on Management guidance.
(c) Source: Debt and cash per Management’s December FY2013 balance sheet.
(d) Source: Debt and cash per Management’s January FY2013 balance sheet.
(e) Source: 3/25/13 cash and debt balances represent preliminary estimate of debt and cash for FY2013 (2/28/13), per Management on 3/25/13.
LTM FY 2013E (a)
As of
Treasury Model (As Presented At Special Committee
Meetings on Dates Below)
Treasury
Model as of
8/24/12 (b) 11/23/12 (b) 12/28/12 (c) 1/31/13 (d) 10/26/12 11/19/12 12/07/12 01/27/13 3/25/13 (e)
Total Revenue
$1,708.2 $1,750.0 NA NA $1,830.2 $1,840.6 $1,840.6 $1,840.6 $1,840.6
EBITDA
192.4 178.4 NA NA 182.8 183.5 196.1 195.6 201.0
Debt $280.2 $356.8 $365.2 $300.2 $245.2 $245.2 $245.2 $245.2 $286.4
Cash
(61.7) (63.3) (61.6) (97.8) (62.1) (61.9) (39.3) (39.3) (86.1)
Net Debt 218.4 293.5 303.6 202.4 183.1 183.3 205.8 205.8 200.3

PRIVATE
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CONFIDENTIAL
Schedule of Adjustments
Source: Company’s Forms 10-K for the fiscal years ended 2/28/10, 2/28/11, and 2/29/12, and Company’s Form 10-Q for LTM period ended 11/23/12, with certain adjustments, including certain reclassifications of Depreciation and Amortization for FY2012 and LTM for period ended 11/23/12, based on Management guidance; FY2013E based on Management Treasury Model dated 11/30/12, with certain adjustments based on Management guidance.
(Amounts in Millions)
Fiscal Year Ended February 28, LTM FYE 2/28,
2010 2011 2012 Nov-12 2013
Operating Income $139.1 $174.7 $149.6 $48.7 $79.8
Depreciation & Amortization 45.2 41.0 43.7 46.8 45.5
Unadjusted EBITDA $184.3 $215.8 $193.2 $95.4 $125.3
Charges Associated With Clinton Cards -- -- -- 34.5 35.2 Impairments, debt expense and fees
Party Goods Transaction (18.4) -- -- -- -- Gain on sale
Mexico Shutdown 18.2 -- -- -- -- Closing of Carlton Mexico
Retail Disposition 29.2 -- -- -- -- Sales of stores to Schurman
RPG Transaction Costs -- 10.3 -- -- -- Fees associated with purchase of RPG
Lawsuit 24.0 -- -- -- -- Settlement of a RPG lawsuit
Goodwill and Other Intangibles Impairment -- 0.3 27.2 27.2 -- Related to NAGCD, UK and Interactive
Gain from Sale of Intellectual Property -- -- (4.5) -- -- Sold certain minor character properties
Gain from Liquidation of Business in France (3.3) -- -- -- -- Currency translation adjustment from sale
Loss on Sale of WHQ -- -- -- -- 21.4 Estimated loss on sale of WHQ
One Time Legal Costs -- -- -- 10.5 6.0 Reversal of accrual for certain legal expenses
Voluntary Compliance Program -- -- -- -- 0.9 Related to prior years' underexpensing catch up
Webshots (1.7) (0.7) 2.4 (0.1) (2.3) Pro forma adjustment for sale of Webshots
Properties Licensing Termination Expense -- -- -- 2.1 2.1 Termination of Certain Agency Agreements
Proposed Going Private Transaction Costs -- -- -- 2.0 3.2 Current process costs
Scan-Based Trading 1.5 5.7 6.8 6.8 9.2 Impact of scan-based trading conversions
Total Adjustment $49.5 $15.6 $31.9 $83.0 $75.7
Adjusted EBITDA $233.8 $231.4 $225.1 $178.4 $201.0
Adjusted EBIT 188.6 190.3 181.4 131.6 155.5
Total Adjustments as a % of Unadjusted EBITDA 26.9% 7.2% 16.5% 86.9% 60.4%

PRIVATE
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CONFIDENTIAL
Historical Adjusted EBITDA as Publicly Reported vs. Management
(a) Source: Company’s Forms 10-K for the fiscal years ended 2/28/09, 2/28/10, 2/28/11 and 2/29/12, and Form 10-Q for the period ended 11/23/12.
(b) Source: adjustment amounts per Company’s Forms 10-K and 8-K for the fiscal years ended 2/28/09, 2/28/10, 2/28/11 and 2/29/12, and Company’s Form 10-Q and 8-K for LTM period ended 11/23/12.
(c) Source: Company’s Forms 10-K for the fiscal years ended 2/28/09, 2/28/10, 2/28/11 and 2/29/12, and Form 10-Q for the period ended 11/23/12, with certain adjustments for FY2009-FY2012 and LTM for period ended
11/23/12, including certain reclassifications of Depreciation and Amortization for FY2012 and LTM for period ended 11/23/12, based on Management guidance.
(d) Source: Management Treasury Model dated 11/30/12, with certain adjustments to FY2013E Adjusted EBITDA based on Management guidance.
Unadjusted EBITDA, Adjusted EBITDA as Publicly Reported and Management Adjusted EBITDA ($mm)
Unadjusted
EBITDA (d)
Adjusted
EBITDA (d)
Treasury
Growth Rates 2010 2011 2012 LTM Nov-12 Plan 2013E (d)
Unadjusted EBITDA (a) NM 17.1% (12.5%) (55.2%) (33.6%)
Public Adj. EBITDA (b) 161.6% 2.0% (6.4%) (23.9%)
Management Adj. EBITDA (c) 169.4% (1.0%) (2.7%) (12.4%) (10.7%)
($203.2)
$184.3
$215.8
$188.8
$91.0
$125.3
$87.0
$227.6
$232.1
$217.2
$156.9
NA
$86.8
$233.8
$231.4
$225.1
$178.4
$201.0
($250)
($150)
($50)
$50
$150
$250
2009 2010 2011 2012 LTM Nov-12 Treasury Plan
2013E (d)
Unadjusted EBITDA (a) Public Adj. EBITDA (b) Management Adj. EBITDA (c)

3.8% Change
10.3% Change
11.2% Change
(11.8%) Change
(13%) Change

(1.4%) Change
(20.7%) Change
(23.3%) Change
(8.5%) Change
(23.1%) Change

PETER J SOLOMON COMPANY

PRIVATE
AND
CONFIDENTIAL
$1,636
$1,695
$1,668
$1,794
$1,841
$1,693
$1,883
$1,665
$1,954
$1,701
$1,724
--
$500
$1,000
$1,500
$2,000
$2,500
FY11
Plan
FY12
Actual
FY11
Plan
FY12
Plan
Latest
Est.(a)
FY11
Plan
FY12
Plan
FY13
Plan
FY12
Plan
FY13
Plan
FY13
Plan
$184
$181
$196
$185
$155
$208
$160
$154
$204
$157
$169
$0
$50
$100
$150
$200
$250
FY11
Plan
FY12
Actual
FY11
Plan
FY12
Plan
Latest
Est.(a)
FY11
Plan
FY12
Plan
FY13
Plan
FY12
Plan
FY13
Plan
FY13
Plan
Evolution of Management Forecasts
Source: Company's Form 10-K for fiscal year ended 2/29/12 and Care Management Strategic Plans.
(a) Latest estimate based on Management Treasury Model dated 11/30/12, with certain adjustments to FY2013E EBIT based on Management guidance.
Total Revenue
Total EBIT
FY2012 FY2013 FY2014 FY2015 FY2016
Clinton
Revenue
$233
FY2012 FY2013 FY2014 FY2015 FY2016

FY08 – FY12 CAGR: (1.2%)
FY10 – FY12 CAGR: 1.6%
FY13 – FY18 CAGR: 1.2%

FY10 – FY12 CAGR: (1.9%)
FY13 – FY18 CAGR: 4.0%

PETER J SOLOMON COMPANY

PRIVATE
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CONFIDENTIAL
Care Consolidated Financial Snapshot
Source: Company’s Forms 10-K for the fiscal years ended 2/29/08, 2/28/09, 2/28/10, 2/28/11 and 2/29/12, with certain adjustments, including certain reclassifications of Depreciation and Amortization for based on Management guidance. FY2013-FY2018 based on Management Treasury Model dated 11/30/12, with certain adjustments for FY2013E EBITDA based on Management guidance.
Total Revenue
Adjusted EBIT and EBITDA
11.3%
5.1% 14.2% 14.5% 13.3% 10.9% 10.8% 11.4% 11.9% 12.2%
12.5%
(76%) 413% 1% (5%) (14%) (3%) 4% 4% % Growth 4% 4%
8.5% 2.2% 11.5% 11.9% 10.7% 8.4% 7.8% 8.1% 8.4% 8.7% 9.0% % Margin
$151 $37 $189 $190 $181 $155 $151 $157 $163 Adjusted EBIT $170 $176
$1,776
$1,691
$1,641
$1,598
$1,695
$1,841
$1,935
$1,940
$1,945 $1,950
$1,955
$0
$500
$1,000
$1,500
$2,000
08A 09A 10A 11A 12A 13E 14E 15E 16E 17E 18E
% Margin
$200
$87
$234
$231
$225
$201
$208
$221
$231
$238 $244
$0
$50
$100
$150
$200
$250
08A 09A 10A 11A 12A 13E 14E 15E 16E 17E 18E
FY08 – FY12 CAGR: 3.0%

PRIVATE
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CONFIDENTIAL
Care Consolidated Financial Snapshot
Source: Company’s Forms 10-K for the fiscal years ended 2/29/08, 2/28/09, 2/28/10, 2/28/11 and 2/29/12, and Management Treasury Model dated 11/30/12.
(a) Defined as Cash Flow from Operations less Capital Expenditures.
Capital Expenditures
Free Cash Flow (a)
3.2% 3.3% 1.6% 2.3% 4.2% 6.9% 8.7% 7.2% 2.4% 2.4% 2.4%
% of Revenue
$57 $56
$27
$36
$71
$128
$169
$139
$46 $46 $46
$0
$50
$100
$150
$200
08A 09A 10A 11A 12A 13E 14E 15E 16E 17E 18E
$187
$17
$171
$143
$46
$16
($9)
$35
$137
$138
$142
-$50
$0
$50
$100
$150
$200
08A 09A 10A 11A 12A 13E 14E 15E 16E 17E 18E

PRIVATE
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Summary Projected Financials
Source: Management Treasury Model dated 11/30/12, with certain adjustments for FY2013E based on Management guidance.  FY2013 cash and debt balances are preliminary year end (2/28/13) amounts per Management on
3/25/13.
(a) 2013 net income and EPS unadjusted for non-recurring and extraordinary items; Management did not provide adjustments.
(b) Defined as Cash Flow from Operations less Capital Expenditures.
(Amounts in Millions, Except Per Share Data)
Projected Fiscal Year Ended February 28, FY13-FY18
2013E 2014E 2015E 2016E 2017P 2018P CAGR
Total Revenue $1,840.6 $1,935.1 $1,939.9 $1,944.8 $1,949.6 $1,954.5
1.2%
Gross Profit 1,028.9 1,083.6 1,088.3 1,093.0 1,097.6 1,102.3 1.4%
Adjusted EBITDA 201.0 208.5 221.4 230.5 238.0 244.2 4.0%
Adjusted EBIT 155.5 150.8 157.0 163.3 169.5 175.8 2.5%
Net Income (a) 37.3 83.4 87.8 91.4 95.4 99.4 21.7%
Diluted Earnings Per Share (a) $1.10 $2.58 $2.67 $2.74 $2.81 $2.89 21.3%
Margins
Gross Profit 55.9% 56.0% 56.1% 56.2% 56.3% 56.4%
Adjusted EBITDA 10.9 10.8 11.4 11.9 12.2 12.5
Adjusted EBIT 8.4 7.8 8.1 8.4 8.7 9.0
Net Income as Reported 2.0 4.3 4.5 4.7 4.9 5.1
Growth Rates
Total Revenue 8.6% 5.1% 0.3% 0.3% 0.3% 0.2%
Adjusted EBITDA (10.7) 3.7 6.2 4.1 3.2 2.6
Adjusted EBIT (14.3) (3.0) 4.2 4.0 3.8 3.7
Diluted Earnings Per Share (22.4) 133.9 3.6 2.6 2.8 2.8
Summary Balance Sheet and Cash Flow Data
Cash $86.1 $53.7 $82.0 $243.4 $361.3 $482.9
Total Debt 286.4 288.2 301.2 345.2 345.2 345.2
Net Debt 200.3 234.4 219.2 101.8 (16.1) (137.7)
Depreciation and Amortization 45.5 57.7 64.4 67.2 68.4 68.4
Capital Expenditures (127.8) (169.2) (139.1) (46.0) (46.0) (46.0)
Free Cash Flow (b) 16.4 (9.5) 34.7 137.1 137.9 142.0
Leverage and Interest Coverage Ratios
Total Debt / Adj. EBITDA 1.4 x 1.4 x 1.4 x 1.5 x 1.5 x 1.4 x
Net Debt / Adj. EBITDA 1.0 1.1 1.0 0.4 NM NM
(Adj. EBITDA - CapEx) / Interest, Net 4.4 2.1 4.6 10.1 10.5 11.0

16 PRIVATE AND CONFIDENTIAL Summary Stock Price Performance

PRIVATE
AND
CONFIDENTIAL
Initial
Offer
$17.18
Revised
Offer
$17.50
Summary Stock Price Performance
Five years prior to Initial Offer of $17.18
Source: Capital IQ as of 3/28/13.
Final
Offer
$18.20
$16.10
$18.20
1-Year Average
$15.06
2-Year Average
$18.49
3-Year Average
$19.39
5-Year Average
$17.38
4-Year Average
$16.88
Closing Stock Price Performance
Period Prior to
Initial Offer Median Mean
1-Year $14.93 $15.06
2-Year 18.40 18.49
3-Year 20.25 19.39
4-Year 18.02 16.88
5-Year 18.49 17.38
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
Sep-07 Mar-08 Sep-08 Mar-09 Sep-09 Mar-10 Sep-10 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13

PRIVATE
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CONFIDENTIAL
Summary Stock Price Performance
Two years prior to Initial Offer of $17.18
Source: Capital IQ as of 3/28/13.
(a) Closing Price on 3/28/13.
(b) Represents closing price as of 9/25/12, unaffected for announcement of Initial Offer, which was made after the market close.
$16.10
$18.20
6-Month Average
$14.43
3-Month Average
$14.15
1-Year Average
$15.06
2-Year  Average
$18.49
Initial
Offer
$17.18
Revised
Offer
$17.50
Final
Offer
$18.20
Closing Stock Price History
$18.20 Final Offer As
Price Premium / (Discount)
Closing Stock Price (a) $16.10 13.0%
Unaffected Share Price Prior to Initial Offer (b) 14.34 26.9%
30 Calendar Days Prior to Initial Offer 14.25 27.7%
52-Week Low Prior to Initial Offer 12.50 45.6%
52-Week High Prior to Initial Offer 19.50 (6.7%)
$10.00
$15.00
$20.00
$25.00
$30.00
Sep-10 Dec-10 Feb-11 May-11 Jul-11 Oct-11 Dec-11 Feb-12 May-12 Jul-12 Oct-12 Dec-12 Mar-13

Total Volume (Share mm)

Total Volume (Share mm)

Total Volume (Share mm)

Total Volume (Share mm)

Total Volume (Share mm)

Total Volume (Share mm)

PETER J SOLOMON COMPANY

PRIVATE
AND
CONFIDENTIAL
Summary of Trading Ranges
Shares traded at various prices
Source: Capital IQ as of 3/28/13.
97% of shares that traded over the one-year period prior to the 9/25/12 Initial Offer traded below the $17.50 Revised Offer
2-Year 1-Year
(Period ending September 25, 2012, except for “Since 9/25 Initial Offer of $17.18” chart)
180-Days
90-Days 30-Days Since 9/25 Initial Offer (125 Days)
Avg. Daily Trading Vol. (000s) 535.8
Average Price: $15.06
Avg. Daily Trading Vol. (000s) 361.5
Average Price: $14.15
Avg. Daily Trading Vol. (000s) 328.0
Average Price: $15.08
Avg. Daily Trading Vol. (000s) 409.3
Average Price: $18.49
Avg. Daily Trading Vol. (000s) 475.3
Average Price: $14.43
Avg. Daily Trading Vol. (000s) 339.9
Average Price: $16.69
Total # of Shares Traded (mm) 42.5
% of Total Shares 125.4%
% of Public Float 139.7%
34%
35%
22%
9%
0% 0%
0
1
2
3
4
5
6
7
8
9
Below
$13.50
$13.50 -
$14.49
$14.50 -
$15.49
$15.50 -
$16.49
$16.50 -
$17.49
$17.50 and
Above
0%
28%
41%
30%
0% 0%
0
1
2
3
4
Below
$13.50
$13.50 -
$14.49
$14.50 -
$15.49
$15.50 -
$16.49
$16.50 -
$17.49
$17.50 and
Above
29%
20%
16%
16%
7%
11%
0%
0
2
4
6
8
10
12
14
Below
$16.70
$16.70-
$16.85
$16.86-
$17.00
$17.01-
$17.10
$17.11-
$17.17
$17.18-
$17.49
$17.50
and
Above
13%
29%
35%
23%
0% 0%
0
5
10
15
20
25
Below
$13.50
$13.50 -
$14.49
$14.50 -
$15.49
$15.50 -
$16.49
$16.50 -
$17.49
$17.50 and
Above
19%
17%
25%
21%
15%
3%
0
5
10
15
20
25
30
35
40
Below
$13.50
$13.50 -
$14.49
$14.50 -
$15.49
$15.50 -
$16.49
$16.50 -
$17.49
$17.50 and
Above
12%
11%
16%
14%
10%
36%
0
10
20
30
40
50
60
70
80
Below
$13.50
$13.50 -
$14.49
$14.50 -
$15.49
$15.50 -
$16.49
$16.50 -
$17.49
$17.50 and
Above

20 PRIVATE AND CONFIDENTIAL Summary Valuation Analysis

PRIVATE
AND
CONFIDENTIAL
$12.50
$11.50
$14.38
$11.75
$12.75
$14.25
$16.00
$19.50
$20.00
$25.00
$20.50
$20.00
$20.50
$22.00
$10.00 $12.50 $15.00 $17.50 $20.00 $22.50 $25.00
52-Week Trading Range
Comparable Companies
25% Premium to Comparable
Companies
Precedent Transactions
Present Value of Future Share
Price (a)
Sum of the Parts
DCF
Revised Offer
1/17/13
Unaffected Share
9/25/12
(a) Includes present value of future quarterly dividend payments of $0.15 per share.
Summary Valuation Analysis
$14.34 $16.10
Closing Stock Price
3/28/13
Final Offer
3/28/13
$18.20

PRIVATE
AND
CONFIDENTIAL
Implied Share Price at Various Premia
Source: Capital IQ.
Note: Historical stock prices represent market close values based on calendar days.
(a) Represents closing price as of 9/25/12, unaffected for announcement of Initial Offer, which was made after the market close.
Illustrative Premium Benchmarked to 9/25/12 - Date of Initial Offer
30-Day Prior 1-Day Prior 30-Day Average 60-Day Average 90-Day Average 180-Day Average 1-Year Average
$14.25 $14.34 (a) $15.08 $14.42 $14.15 $14.43 $15.06
$17.50 22.8% 22.0% 16.0% 21.4% 23.7% 21.3% 16.2%
17.75 24.6% 23.8% 17.7% 23.1% 25.4% 23.0% 17.9%
18.00 26.3% 25.5% 19.4% 24.8% 27.2% 24.7% 19.5%
18.25 28.1% 27.3% 21.0% 26.6% 29.0% 26.5% 21.2%
18.50 29.8% 29.0% 22.7% 28.3% 30.7% 28.2% 22.8%
18.75 31.6% 30.8% 24.3% 30.0% 32.5% 29.9% 24.5%
Illustrative Share Prices Benchmarked to 9/25/12 - Date of Initial Offer
30-Day Prior 1-Day Prior 30-Day Average 60-Day Average 90-Day Average 180-Day Average 1-Year Average
$14.25 $14.34 (a) $15.08 $14.42 $14.15 $14.43 $15.06
10% $15.68 $15.77 $16.59 $15.86 $15.57 $15.87 $16.57
20% 17.10 17.21 18.10 17.30 16.98 17.32 18.07
30% 18.53 18.64 19.60 18.75 18.40 18.76 19.58
40% 19.95 20.08 21.11 20.19 19.81 20.20 21.08
50% 21.38 21.51 22.62 21.63 21.23 21.65 22.59

PRIVATE
AND
CONFIDENTIAL
2.0 x
3.0 x
4.0 x
5.0 x
6.0 x
Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13
Care Historical EV / LTM EBITDA
From 2 years prior to offer
Source: Capital IQ. Capital IQ calculation of enterprise value does not include restricted stock units or performance shares and may have different adjustments for EBITDA than those used in other analyses in this presentation. Data as of 3/28/13.
(a) Current multiple assumes LTM EBITDA of $178.4mm and net debt of $293.5mm for the period ended 11/23/12 based on Company’s Form 10-Q dated 1/2/13, with certain adjustments to LTM EBITDA, including certain reclassifications of Depreciation and Amortization for LTM period ended 11/23/12, based on Management guidance. Current multiple calculated using diluted share count including restricted stock units and performance shares and treasury stock method of options exercisable. Includes restricted stock units anticipated to be awarded in May 2013, per Management guidance.
Initial
Offer
9/25/12
2-Year Average
3.5x
3 and 12-Month
Average
3.1x
6-Month Average
3.0x
Revised
Offer
1/17/13
LTM EBITDA
decreased 7% from
Q2 to Q3
4.7x (a)
1-Year Average
3.9x
Calendar Days
Prior to Initial Offer Mean Median
30 Days 3.2 x 3.2 x
60 Days 3.1 x 3.1 x
90 Days 3.1 x 3.1 x
6 Months 3.0 x 3.0 x
12 Months 3.1 x 3.1 x
18 Months 3.4 x 3.3 x
24 Months 3.5 x 3.5 x
Final
Offer
3/28/13

PRIVATE
AND
CONFIDENTIAL
Valuation Matrix
(a) Unaffected closing stock price on 9/25/12.
(b) Closing stock price on 3/28/13.
(c) Initial Offer on 9/25/12.
(d) Revised Offer on 1/17/13.
(e) Final Offer on 3/28/13.
(f) Value communicated by Special Committee on 1/30/13.
(g) Net debt of $293.5mm represents total debt of $356.8mm less cash of $63.3mm as of 11/23/12.
(h) Net debt of $200.3mm represents total debt of $286.4mm less cash of $86.1mm as of 2/28/13.
Represents preliminary FY2013 year end cash and debt balances per Management on 3/25/13.
(Amounts in Millions, except per share data)
LTM (11/23/12) Net Debt of $293.5M (g) FY2013 Net Debt of $200.3M (h)
(i)  Assumes diluted share count including restricted stock units and performance shares and treasury stock method for options exercisable. Includes restricted stock units anticipated to be awarded in
May 2013, per Management guidance.
(j)   Source: Based on Company’s Form 10-Q dated 1/2/13 for period ended 11/23/12, with adjustments for publicly disclosed extraordinary and non-recurring items included.
(k)   Source: Based on Company’s Form 10-Q dated 1/2/13 for period ended 11/23/12, with certain adjustments based on Management guidance.
(l)   Source: Based on Management Treasury Model dated 11/30/12, with certain adjustments for
FY2013E EBITDA based on Management guidance.
(m) Source: Management preliminary sources of funds as of 3/26/13.
(n)  Source: Management Treasury Model dated 11/30/12.
% Premium to
Unaffected EV / LTM Adj. EBITDA EV / FY2013E Adj. EBITDA EV / FY2014E
Share Stock Price Market Enterprise "Public" Management Enterprise Management "Bank" Adj. EBITDA
Price on 9/25/12 Cap (i) Value $157 (j) $178 (k) Value $201 (l) $211 (m) $208 (n)
$10.00 (30.3%) $340 $634 4.0 x 3.6 x $540 2.7 x 2.6 x 2.6 x
11.00 (23.3%) 375 668 4.3 x 3.7 x 575 2.9 x 2.7 x 2.8 x
12.00 (16.3%) 409 702 4.5 x 3.9 x 609 3.0 x 2.9 x 2.9 x
13.00 (9.3%) 443 737 4.7 x 4.1 x 644 3.2 x 3.1 x 3.1 x
14.34 (a) -- 489 783 5.0 x 4.4 x 690 3.4 x 3.3 x 3.3 x
15.00 4.6% 512 806 5.1 x 4.5 x 712 3.5 x 3.4 x 3.4 x
16.00 11.6% 546 840 5.4 x 4.7 x 747 3.7 x 3.5 x 3.6 x
16.10 (b) 12.3% 550 843 5.4 x 4.7 x 750 3.7 x 3.6 x 3.6 x
17.18 (c) 19.8% 587 881 5.6 x 4.9 x 787 3.9 x 3.7 x 3.8 x
17.50 (d) 22.0% 598 892 5.7 x 5.0 x 798 4.0 x 3.8 x 3.8 x
17.75 23.8% 607 900 5.7 x 5.0 x 807 4.0 x 3.8 x 3.9 x
18.00 25.5% 615 909 5.8 x 5.1 x 815 4.1 x 3.9 x 3.9 x
18.20 (e) 26.9% 622 916 5.8 x 5.1 x 822 4.1 x 3.9 x 3.9 x
18.25 27.3% 624 917 5.8 x 5.1 x 824 4.1 x 3.9 x 4.0 x
18.50 29.0% 633 926 5.9 x 5.2 x 833 4.1 x 4.0 x 4.0 x
18.75 (f) 30.8% 641 935 6.0 x 5.2 x 842 4.2 x 4.0 x 4.0 x
19.00 32.5% 650 943 6.0 x 5.3 x 850 4.2 x 4.0 x 4.1 x
20.00 39.5% 685 978 6.2 x 5.5 x 885 4.4 x 4.2 x 4.2 x

PRIVATE
AND
CONFIDENTIAL
3.7 x
4.2 x
5.0 x
3.3 x
4.3 x
4.2 x
4.1 x
4.9 x
3.9 x
2.0 x
3.6 x
3.7 x
--
2.0 x
4.0 x
6.0 x
8.0 x
10.0 x
Unaffected
Multiple (a)
Current
Multiple (b)
CSS Industries Blyth Quad/Graphics R.R. Donnelley &
Sons
Scholastic PagesJaunes Eniro AB Yellow Media
3.7 x
4.2 x
10.5 x
6.7 x
3.7 x
11.1 x
9.4 x
7.8 x
5.2 x
3.9 x
3.4 x
3.6 x
3.7 x
NA
5.9 x
3.6 x
--
5.0 x
10.0 x
15.0 x
Unaffected
Multiple (a)
Current
Multiple (b)
Shutterfly 1-800
Flowers.com
CafePress Iconix Cherokee Meredith Barnes
& Noble (d)
hhgregg Best Buy GameStop
Select Public Company Analysis
Enterprise Value / EBITDA
Source: Companies’ stock price and public filings as of 3/28/13 for companies that have already reported for LTM and CY12 (CSS Industries, Blyth, Scholastic, QuadGraphics, R.R. Donnelley & Sons,
PagesJaunes, EniroAB, Yellow Media, Shutterfly, 1-800 Flowers.com, CafePress, Iconix, Meredith, hhgregg, Gamestop, Best Buy). Projected CY12 EBITDA for companies that have not yet reported
(Barnes & Noble) per ThomsonReuter's median estimate of Wall Street analysts as of 3/28/13.
(a) Unaffected Multiple calculated using Care’s share price of $14.34 as of 9/25/12 and net debt as of 8/24/12 of $218.4mm. Pre-Initial Offer LTM EBITDA of $192.4mm as of 8/24/12 based on Company’s Form 10-
Q dated 10/3/12 for period ended 8/24/12, with certain adjustments based on Management guidance. FY2013E EBITDA of $201.0mm based on Management Treasury Model dated 11/30/12, with certain adjustments based on Management guidance. Diluted share count as of 7/2/12.
(b) Current Multiple calculated using Care’s share price of $16.10 as of 3/28/13 and preliminary net debt of $200.3mm for FY2013 (2/28/13), per Management on 3/25/13. LTM EBITDA of $178.4mm as of 11/23/12 based on
Form 10-Q dated 1/2/13, with certain adjustments based on Management guidance. FY2013E EBITDA of $201.0mm based on Management Treasury Model dated 11/30/12, with certain adjustments based on
Management guidance. Current Multiple calculated using diluted share count including restricted stock units and performance shares and treasury stock method of options exercisable. Includes restricted stock units anticipated to be awarded in May 2013, per Management guidance.
(c) LTM and CY12 EBITDA for Selected E-Commerce companies excludes stock-based compensation expense as guided by Wall Street research and public filings.
(d) Barnes & Noble multiple as of 2/22/13, prior to announcement of potential sale of Retail Business.
Directories Social Expression Print Media
Care
Care
Selected E-Commerce (c) Licensing Selected Low-Growth Retail
Core Business Comps
Other Related Sector
Other Related Business Segments
EV / LTM EBITDA EV / CY12 EBITDA
CY12 Median: 4.1x
LTM Median: 4.1x
CY12 Median: 4.2x
LTM Median: 4.2x
CY12 Median: 3.9x
LTM Median: 3.9x
CY12 Median: 6.7x
LTM Median: 6.7x
CY12 Median: 9.4x
LTM Median: 9.4x
CY12 Median: 3.7x
LTM Median: 3.7x

PRIVATE
AND
CONFIDENTIAL
Select Public Company Multiples
(a) Source: Company’s Form 10-Q for period ended 11/23/12, with certain adjustments, including certain reclassifications of Depreciation and Amortization for LTM period ended 11/23/12, based on Management guidance.
(b) Source: Management Treasury Model dated 11/30/12, with certain adjustments to FY2013E EBIT and EBITDA based on Management guidance.
(c) Management did not provide LTM and FY2013E Adjusted EPS.
(d) Calculated using net debt of $200.3mm, as of 2/28/13. Source: Preliminary balances for debt and cash for FY2013 (2/28/13) per Management on 3/25/13.
(e) Calculated using diluted share count including restricted stock units and performance shares and treasury stock method of options exercisable. Includes restricted stock units anticipated to be awarded in May 2013, per
Management guidance.
(f) Control Premium is based on the median of premiums paid in selected announced all-cash mergers and acquisitions transactions in the last 6 years for deals between $500mm and $1bn; excludes financial services, insurance, real estate and healthcare companies. Source: Alacra.
(Amounts in Millions, Except Per Share Data)
Implied Per Share
Valuation Implied Implied Implied Per Value Including 25%
Multiples Enterprise Value Equity Value (d) Per Share Value (e) Control Premium (f)
Care LTM Revenue (a) $1,750.0 20.0% - 40.0% $350.0 - $700.0 $149.7 - $499.7 $4.41 - $14.64 $5.52 - $18.30
Care FY2013E Revenue (b) 1,840.6 20.0% - 40.0% 368.1 - 736.2 167.8 - 535.9 4.95 - 15.70 6.18 - 19.62
Care LTM EBITDA (a) $178.4 3.3 x - 4.3 x $588.7 - $767.1 $388.3 - $566.7 $11.40 - $16.59 $14.25 - $20.74
Care FY2013E EBITDA (b) 201.0 3.3 x - 4.3 x 663.3 - 864.3 463.0 - 664.0 13.57 - 19.40 16.97 - 24.26
Care LTM EBIT (a) $131.6 3.6 x - 7.0 x $473.8 - $921.3 $273.5 - $721.0 $8.06 - $21.04 $10.07 - $26.30
Care FY2013E EBIT (b) 155.5 3.6 x - 7.0 x 559.8 - 1,088.4 359.5 - 888.1 10.56 - 25.70 13.20 - 32.12
Care LTM EPS (a) (c) NA 6.5 x - 13.0 x #VALUE! - #VALUE! #VALUE! - #VALUE! #VALUE! - #VALUE! #VALUE! - #VALUE!
Care FY2013E EPS (c) NA 8.0 x - 12.0 x #VALUE! - #VALUE! #VALUE! - #VALUE! #VALUE! - #VALUE! #VALUE! - #VALUE!
Care FY2014E EPS (b) $2.58 7.7 x - 11.4 x $880.3 - $1,229.4 $680.0 - $1,029.0 $19.87 - $29.41 $24.83 - $36.77

PRIVATE
AND
CONFIDENTIAL
Select Precedent Transactions
Source: Public filings and company press releases.
(a) Pending.
(b) All statistics are for MEG’s entire newspaper operations excluding EBITDA Multiple which does not include Tampa Group.
(c) Amounts converted from CAD to USD at an exchange ratio of 1.289 CAD per USD at the announcement of the transaction on March 2, 2009. Source: Bloomberg.
(Amounts in Millions)
Enterprise Enterprise Value as a Multiple of LTM:
Announced Acquirer Target Value Revenue EBITDA EBIT
Aug-12 Dex One Corporation SuperMedia (a) $1,477.8 98.8% 2.6 x 3.6 x
May-12 Berkshire Hathaway MEG's Newspaper Operations (b) 151.5 46.8 3.8 NA
Mar-09 BCE, Inc. The Source (c) 104.8 21.0 5.0 8.4
Mar-09 Barnes & Noble Barnes & Noble College 514.0 28.6 4.5 NA
Jul-05 Berkshire Partners National Vision 104.0 44.5 3.3 5.6
Jan-05 Movie Gallery Hollywood Entertainment Corporation 1,026.1 57.6 4.2 7.0
Median
45.7% 4.0 x 6.3 x
Mean 49.5 3.9 6.2

PRIVATE
AND
CONFIDENTIAL
Select Precedent Transaction Multiples
(Amounts in Millions, Except Per Share Data)
Source: Management Treasury Model dated 11/30/12, with certain adjustments to FY2013E EBIT and EBITDA based on Management guidance.
(a) Calculated using net debt of $200.3mm, as of 2/28/13. Source: Preliminary balances for debt and cash for FY2013 (2/28/13) per Management on 3/25/13.
(b) Calculated using diluted share count including restricted stock units and performance shares and treasury stock method of options exercisable. Includes restricted stock units anticipated to be awarded in
May
2013, per
Management guidance.
Valuation Implied Implied Implied
Multiples Enterprise Value Equity Value (a) Per Share Value (b)
Care FY2013E Revenue $1,840.6 30.0% - 60.0% $552.2 - $1,104.4 $351.9 - $904.0 $10.34 - $26.12
Care FY2013E EBITDA $201.0 3.0 x - 4.5 x $603.0 - $904.5 $402.7 - $704.2 $11.82 - $20.56
Care FY2013E EBIT $155.5 4.5 x - 6.5 x $699.7 - $1,010.7 $499.4 - $810.4 $14.63 - $23.57

PRIVATE
AND
CONFIDENTIAL
Future Stock Price Analysis
(a) Source: Management Treasury Model dated 11/30/12, with certain adjustments to FY2013E EBITDA based on Management guidance. Management Treasury Model dated 11/30/12 assumes quarterly dividend of $0.15 per share for the projected period.
(b) FY2013 net debt of $200.3mm represents total debt of $286.4mm less cash of $86.1mm as of 2/28/13. Represents preliminary FY2013 year end cash and debt balances per Management on 3/25/13.
(c) Share count based on diluted shares outstanding from Management Treasury Model dated 11/30/12.
(Amounts in Millions, Except Per Share Data)
Fiscal Year
2013E 2014E 2015E 2016E 2017E 2018E
Adjusted EBITDA (a) $201.0 $208.5 $221.4 $230.5 $238.0 $244.2
% Growth (10.7%) 3.7% 6.2% 4.1% 3.2% 2.6%
Net Debt (b) 200.3 234.4 219.2 101.8 (16.1) (137.7)
Adj. EBITDA
Stock Price at End of Fiscal Year (c)
Multiple 2013E 2014E 2015E 2016E 2017E 2018E
Projected Stock Price at Illustrative EV/Adjusted EBITDA Multiples: 3.25 x $13.37 $13.68 $15.22 $19.39 $23.30 $27.09
3.50 14.86 15.29 16.90 21.11 25.05 28.86
3.75 16.34 16.90 18.59 22.84 26.81 30.64
4.00 17.82 18.51 20.27 24.57 28.56 32.42
4.25 19.31 20.12 21.95 26.29 30.32 34.19
Present Value at February 28, 2013
Present Value of Stock Price Assuming 13.0% Cost of Equity: 3.25 x $13.37 $12.11 $11.92 $13.44 $14.29 $14.70
3.50 14.86 13.53 13.24 14.63 15.36 15.67
3.75 16.34 14.96 14.55 15.83 16.44 16.63
4.00 17.82 16.38 15.87 17.03 17.52 17.59
4.25 19.31 17.80 17.19 18.22 18.59 18.56
Present Value at February 28, 2013
Total Shareholder Value Including Present Value of Stock Price and 3.25 x $13.37 $12.66 $12.96 $14.91 $16.14 $16.88
$0.15 per Share Quarterly Dividend, Assuming 13.0% Cost of Equity: 3.50 14.86 14.09 14.28 16.10 17.21 17.85
3.75 16.34 15.51 15.60 17.30 18.29 18.81
4.00 17.82 16.93 16.92 18.50 19.37 19.77
4.25 19.31 18.36 18.23 19.69 20.44 20.74

PRIVATE
AND
CONFIDENTIAL
Sum of the Parts Analysis
(a) Based on Management guidance of segment performance provided on 2/21/13, other than for In-store and Properties which are based on Management Treasury Model dated 11/30/12.
(b) Also includes effect of foreign exchange.
(c) Normalized.
(d) Implied multiple ranges based on subtotal enterprise value range and FY2013E EBITDA pre-unallocated overhead.
(e) NAGCD includes Cardstore financials. All Depreciation and Amortization allocated to NAGCD, except for In-store and Properties.
(f) Assumes full year net EBIT contribution of $10.0mm, per Management guidance on 1/23/13.
(g) FY2013 net debt of $200.3mm represents total debt of $286.4mm less cash of $86.1mm as of 2/28/13. Represents preliminary FY2013 year end cash and debt balances per Management on 3/25/13.
(h) Calculated using diluted share count including restricted stock units and performance shares and treasury stock method for options exercisable. Includes restricted stock units anticipated to be awarded in May
2013, per Management guidance.
(Amounts in Millions, Except Per Share Data)
FY2013E Multiple Range Enterprise Value Range
Segment Performance (a) EBITDA Low Mid High Low Mid High
NAGCD $199.3 (e) 3.25 x 3.75 x 4.25 x $647.8 $747.4 $847.1
International (b) 21.1 3.25 x 3.75 x 4.25 x 68.4 79.0 89.5
Retail Operations (Clinton) ~10.0 (f) 3.25 x 3.75 x 4.25 x 32.5 37.5 42.5
AG Interactive 12.0 6.00 x 7.00 x 8.00 x 72.0 84.0 96.0
In-Store 6.5 3.25 x 3.75 x 4.25 x 21.1 24.3 27.6
Properties (c) 4.5 8.00 x 9.00 x 10.00 x 36.0 40.5 45.0
Subtotal Pre-Unallocated Overhead (d) 253.4 3.46 x 4.00 x 4.53 x 877.8 1,012.7 1,147.6
Unallocated Overhead (55.4) 3.46 x 4.00 x 4.53 x (191.9) (221.4) (250.9)
Sum of the Parts Total Value $685.9 $791.4 $896.8
Implied EV / FY2013E EBITDA ($201.0mm) Multiple 3.4 x 3.9 x 4.5 x
Less FY2013 Net Debt (g) (200.3) (200.3) (200.3)
Implied Equity Value 489.0 595.0 700.9
Share Price (h) $14.33 $17.41 $20.47
Unaffected Share Price ($14.34) Premium 0.1% (17.6%) (29.9%)
9/25/12 Initial Offer ($17.18) Premium 19.9% (1.3%) (16.1%)
1/17/13 Revised Offer ($17.50) Premium 22.1% 0.5% (14.5%)
3/28/13 Final Offer ($18.20) Premium 27.0% 4.5% (11.1%)

PRIVATE
AND
CONFIDENTIAL
DCF Summary
Current Five-Year Treasury Model
(a) Calculated using diluted share count including restricted stock units and performance shares and treasury stock method of options exercisable. Includes restricted stock units anticipated to be awarded in May 2013, per
Management guidance.
(b) Assumes 11.50% discount rate and 3.5x terminal multiple.
(c) Versus baseline Adjusted EBIT margin.
Assumptions – 11/30/12 Management Treasury Model
Five year projection period
Discounted to 2/28/13 (using mid-year convention)
Preliminary FY2013 (2/28/13) net debt of $200.3mm at 2/28/13, consisting of total debt of $286.4mm less cash of $86.1mm per
Management on 3/25/13
Share Price (a)
Illustrative Sensitivity to DCF (a) (b)
Illustrative implied Revenue
CAGR FY2014-FY2018
Wtd. Avg. Cost of Capital
$21.96 10.50% 11.50% 12.50%
3.0 x $17.70 $16.84 $16.01
3.5 x 19.84 18.89 17.98
4.0 x 21.96 20.92 19.93
5-Year
Incremental Cumulative Incremental Annual Revenue Growth in FY14 - FY18
EBIT  Implied (5.00%) (2.50%) (1.25%) -- 1.25% 2.50% 5.00%
Margin (c) Cost Out (4.75%) (2.25%) (1.00%) 0.25% 1.50% 2.75% 5.25%
(1.0%) ($97.2) $12.98 $14.59 $15.46 $16.37 $17.32 $18.32 $20.44
(0.5%) (48.6) 14.02 15.74 16.66 17.63 18.64 19.69 21.93
-- -- 15.07 16.89 17.87 18.89 19.95 21.06 23.40
0.5% 48.6 16.12 18.04 19.07 20.14 21.25 22.42 24.86
1.0% 97.2 17.16 19.18 20.26 21.38 22.55 23.75 26.25

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Discounted Cash Flow Analysis
Source: Management Treasury Model dated 11/30/12.
Note: Values discounted to 2/28/13 (using mid-year convention).
(a)Net debt represents preliminary FY2013 total debt less cash balances as of 2/28/13 per Management on 3/25/13.
(b)Calculated using diluted share count including restricted stock units and performance shares and treasury stock method of options exercisable. Includes restricted stock units anticipated to be awarded in May 2013, per
Management guidance.
(Amounts in Millions, Except Per Share Data)
2/13/2013 8/13/2013 8/13/2014 8/13/2015 8/12/2016 8/12/2017
Projected Fiscal Year
2014E 2015E 2016E 2017P 2018P
Total Revenue $1,935.1 $1,939.9 $1,944.8 $1,949.6 $1,954.5
% Growth 5.1% 0.3% 0.3% 0.3% 0.2%
EBITDA 208.5 221.4 230.5 238.0 244.2
% of Total Revenue 10.8% 11.4% 11.9% 12.2% 12.5%
EBIT 150.8 157.0 163.3 169.5 175.8
% of Total Revenue 7.8% 8.1% 8.4% 8.7% 9.0%
Taxes @ 37.0% (55.8) (58.1) (60.4) (62.7) (65.1)
Tax-Adjusted EBIT 95.0 98.9 102.9 106.8 110.8
Depreciation & Amortization 57.7 64.4 67.2 68.4 68.4
Capital Expenditures (169.2) (139.1) (46.0) (46.0) (46.0)
Change in Net Working Capital 18.6 21.7 24.5 20.2 20.1
Free Cash Flow -- $2.1 $45.9 $148.6 $149.4 $153.3
Terminal Value / EBITDA Multiple 3.0 x 3.5 x 4.0 x
Discount Rate 10.5% 11.5% 12.5% 10.5% 11.5% 12.5% 10.5% 11.5% 12.5%
Present Value of Free Cash Flow $360.6 $350.3 $340.4 $360.6 $350.3 $340.4 $360.6 $350.3 $340.4
Present Value of Terminal Value 444.8 425.2 406.6 518.9 496.0 474.4 593.0 566.9 542.1
Total Enterprise Value $805.3 $775.5 $747.0 $879.4 $846.3 $814.8 $953.6 $917.2 $882.6
Less:  Net Debt (a) (200.3) (200.3) (200.3) (200.3) (200.3) (200.3) (200.3) (200.3) (200.3)
Total Equity Value 605.0 575.1 546.7 679.1 646.0 614.5 753.2 716.9 682.2
Total Equity Value Per Share (b) $17.70 $16.84 $16.01 $19.84 $18.89 $17.98 $21.96 $20.92 $19.93

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Future Stock Price Analysis Based on Illustrative Levered Recap
Source: Share count based on diluted shares outstanding from Management Treasury Model dated 11/30/12.
(a) Assumes $271mm of incremental leverage using Term Loan B at L + 450bps with 125bps floor (2.8x Total Debt / FY2013E EBITDA).
(b) Does not factor in potential consent fees or changes to interest rate.
(c) Source: EBITDA from Management Treasury Model dated 11/30/12, with certain adjustments for FY2013E EBITDA based on Management guidance.
Assumes a $8.00 dividend is paid on 2/28/13
(a)
, an incremental borrowing of $271 million dollars, resulting in 2.8x Debt / 2013E
EBITDA
At 3.1x total debt / FY2013 EBITDA leverage, the Company would be able to effect a $10 per share dividend
Assumes no make-whole payment on existing 7.375% Senior Notes
(b)
Assumes suspension of regular $0.15 / quarter dividend
(Amounts in Millions, Except Per Share Data)
Fiscal Year
2013E 2014E 2015E 2016E 2017E 2018E
Adjusted EBITDA (c) $201.0 $208.5 $221.4 $230.5 $238.0 $244.2
% Growth (10.7%) 3.7% 6.2% 4.1% 3.2% 2.6%
Net Debt 471.3 495.4 470.2 340.0 204.4 61.7
Total Debt / EBITDA 2.8 x 2.7 x 2.4 x 1.7 x 1.1 x 0.9 x
Adj. EBITDA Stock Price at End of Fiscal Year
Multiple 2013E 2014E 2015E 2016E 2017E 2018E
Projected Stock Price at Illustrative EV/Adjusted EBITDA Multiples: 3.25 x $5.37 $5.62 $7.59 $12.25 $16.79 $21.29
3.50 6.86 7.23 9.27 13.98 18.54 23.07
3.75 8.34 8.84 10.95 15.71 20.30 24.84
4.00 9.82 10.45 12.64 17.43 22.06 26.62
4.25 11.31 12.06 14.32 19.16 23.81 28.39
Present Value at February 28, 2013
Present Value of Stock Price Assuming 13.0% Cost of Equity: 3.25 x $5.37 $4.98 $5.94 $8.49 $10.30 $11.56
3.50 6.86 6.40 7.26 9.69 11.37 12.52
3.75 8.34 7.83 8.58 10.89 12.45 13.48
4.00 9.82 9.25 9.90 12.08 13.53 14.45
4.25 11.31 10.67 11.21 13.28 14.60 15.41
Present Value at February 28, 2013
Total Shareholder Value Including Present Value of Stock Price and 3.25 x $13.37 $12.98 $13.94 $16.49 $18.30 $19.56
$8.00 Dividend, Assuming 13.0% Cost of Equity: 3.50 14.86 14.40 15.26 17.69 19.37 20.52
Assuming 100.0% Cost of Equity: 3.75 16.34 15.83 16.58 18.89 20.45 21.48
4.00 17.82 17.25 17.90 20.08 21.53 22.45
4.25 19.31 18.67 19.21 21.28 22.60 23.41

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Pro Forma Effect of Special Dividend
Source: Share count based on diluted shares outstanding from Management Treasury Model dated 11/30/12.
Note: Market capitalization calculated using the enterprise value based on 2013E EBITDA of $201.0mm multiplied by the adjusted FY2013E EBITDA multiple, less preliminary net debt of $200.3mm as of 2/28/13, per
Management on 3/25/13, less cash used to issue dividends.
(a) Source: EBITDA from Management Treasury Model dated 11/30/12, with certain adjustments for FY2013E EBITDA based on Management guidance.
Mkt Cap Post Dividend
Stock Price Post Dividend
Proforma 2/28/13 Stock
Price Plus Dividend
(Amounts in Millions, Except Per Share Data)
Special
Dividend Total $ Pro Forma EV / Adj. 2013E Multiple (a)
Per Share Distributed Debt / EBITDA 3.25 x 3.50 x 3.75 x 4.00 x 4.25 x
$13.37 $14.86 $16.34 $17.82 $19.31
$2.00 $67.7
1.8 x $385.2 $435.4 $485.7 $535.9 $586.2
$11.37 $12.86 $14.34 $15.82 $17.31
$4.00 135.5
2.1 x $317.5 $367.7 $417.9 $468.2 $518.4
$9.37 $10.86 $12.34 $13.82 $15.31
$6.00 203.2
2.4 x $249.7 $300.0 $350.2 $400.5 $450.7
$7.37 $8.86 $10.34 $11.82 $13.31
$8.00 270.9
2.8 x $182.0 $232.2 $282.5 $332.7 $383.0
$5.37 $6.86 $8.34 $9.82 $11.31
$10.00 338.7
3.1 x $114.2 $164.5 $214.7 $265.0 $315.2
$3.37 $4.86 $6.34 $7.82 $9.31

35 PRIVATE AND CONFIDENTIAL Appendix A. Supplemental Information

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Premium Paid Analysis
Source: Alacra.
(a) Excludes certain industry sectors including financial services, insurance, real estate and healthcare companies.
Selected 100% cash transactions over the last 6 years with an enterprise value between $500M - $1B (a)
Unaffacted Premium to /
Deal Enterprise One-Day Five- Day One-Month
Announced Seller Buyer Value Value Prior Prior Prior
Feb-11 Silverleaf Resorts, Inc. Cerberus Capital Management LP $102.6 $507.4 72% 84% 145%
Aug-08 SI International, Inc. Serco Group PLC 425.5 512.8 40% 43% 53%
Oct-10 Actel Corp. Microsemi Corp. 551.9 516.3 30% 29% 50%
May-11 Volcom, Inc. PPR SA 598.4 517.0 24% 32% 45%
Mar-07 SafeNet, Inc. SafeNet, Inc. /Private Group/ 605.8 520.4 2% 4% 21%
Dec-10 Applied Signal Technology, Inc. Raytheon Co. 525.4 520.9 9% 9% 15%
Apr-11 SMART Modular Technologies (WWH), Inc. Silver Lake Group LLC 603.1 523.7 13% 16% 40%
Dec-11 WCA Waste Corp. Macquarie Group Ltd. 154.1 526.9 30% 31% 36%
Aug-07 Infocrossing, Inc. Wipro Ltd. 416.2 530.1 5% 7% 11%
Dec-09 FGX International Holdings Ltd. Essilor International SA 437.0 530.4 10% 24% 40%
Sep-09 GenTek, Inc. American Securities LLC 386.7 538.9 41% 40% 41%
May-07 24/7 Real Media, Inc. WPP Group PLC 603.6 556.0 4% 9% 39%
Mar-10 Bell Microproducts, Inc. Avnet, Inc. 248.7 569.6 30% 33% 53%
Dec-07 Claymont Steel Holdings, Inc. Evraz Group SA 412.8 575.3 7% 3% 15%
Sep-10 Internet Brands, Inc. Hellman & Friedman LLC 617.9 580.6 47% 38% 29%
Jan-13 Zipcar, Inc. Avis Budget Group, Inc. 490.8 590.0 49% 43% 76%
Jan-11 Pre-Paid Legal Services, Inc. MidOcean Partners 651.0 601.3 10% 10% 6%
Dec-12 Intermec, Inc. Honeywell International, Inc. 603.4 601.5 25% 31% 43%
Jun-09 Axsys Technologies, Inc. General Dynamics Corp. 627.8 601.6 8% 9% 30%
Jun-10 SonicWALL, Inc. Ontario Teachers' Pension Plan Board / Thoma Bravo 633.6 602.1 32% 29% 19%
Mar-07 Stratos Global Corp. Communications Investment Partners Ltd. 276.9 604.3 21% 22% 48%
Nov-12 Teavana Holdings, Inc. Starbucks Corp. 598.2 607.0 53% 48% 20%
Apr-12 X-Rite, Inc. Danaher Corp. 477.9 617.4 39% 23% 21%
Jan-09 Interwoven, Inc. Autonomy Corp. PLC 760.5 622.0 37% 25% 47%
May-12 Cost Plus, Inc. Bed Bath & Beyond, Inc. 494.8 631.0 22% 16% 23%
Jul-11 Ameron International Corp. National-Oilwell Varco, Inc. 770.9 633.6 28% 27% 31%
Oct-07 Oglebay Norton Co. L.V.I. Holding NV 520.3 647.3 5% 8% 20%
Apr-07 Inter-Tel (Delaware), Inc. Mitel Networks Corp. 699.1 664.2 7% 8% 10%
May-07 CT Communications, Inc. Windstream Corp. 639.2 664.3 46% 48% 21%
Mar-07 Sunterra Corp. Diamond Resorts LLC 322.3 667.2 7% 36% 33%
Mar-07 Eschelon Telecom, Inc. Integra Telecom, Inc. 542.6 667.8 17% 20% 30%
Jun-11 Central Vermont Public Service Corp. Gaz MTtro LP 472.3 668.7 2% 3% 54%
Mar-11 Rural/Metro Corp. Warburg Pincus & Co. 437.8 674.1 37% 39% 10%
Jul-11 SFN Group, Inc. Randstad Holding NV 686.4 682.5 53% 44% 52%
Jun-07 Color Kinetics, Inc. Royal Philips Electronics NV 732.3 687.7 14% 25% 58%
Mar-08 BladeLogic, Inc. BMC Software, Inc. 775.1 695.2 19% 26% 62%
May-12 Standard Microsystems Corp. Microchip Technology, Inc. 856.6 709.5 41% 41% 46%
Jun-10 Argon ST, Inc. The Boeing Co. 755.5 713.8 41% 34% 45%
Dec-12 Eloqua, Inc. Oracle Corp. 809.8 724.4 31% 33% 15%
Oct-09 iPCS, Inc. Sprint Nextel Corp. 402.6 730.5 34% 35% 43%
May-12 Interline Brands, Inc. Interline Brands, Inc. /Private Group/ 749.9 734.1 42% 41% 23%
Jul-09 SPSS, Inc. International Business Machines Corp. 922.5 744.7 42% 47% 48%
Mar-12 Great Wolf Resorts, Inc. Apollo Management LP 162.4 745.2 19% 19% 50%
Jul-08 EnergySouth, Inc. Sempra Energy 498.9 747.8 23% 39% 19%
Jul-07 Keystone Automotive Industries, Inc. LKQ Corp. 795.3 774.9 10% 14% 19%
Jul-07 Option Care, Inc. (Illinois) Walgreen Co. 677.2 780.0 27% 28% 35%
May-12 Charming Shoppes, Inc. Ascena Retail Group, Inc. 859.1 783.7 25% 25% 27%
Aug-07 Gateway, Inc. Acer, Inc. 709.4 783.8 57% 45% 12%
Jul-12 BrightPoint, Inc. Ingram Micro, Inc. 622.5 787.4 66% 97% 78%
Apr-10 Protection One, Inc. GTCR Golder Rauner LLC 394.2 802.1 13% 24% 48%
Jun-09 Wind River Systems, Inc. Intel Corp. 884.3 809.7 44% 49% 65%

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Premium Paid Analysis
Source: Alacra.
(a) Excludes certain industry sectors including financial services, insurance, real estate and healthcare companies.
Selected 100% cash transactions over the last 6 years with an enterprise value between $500M - $1B (a)
Unaffacted Premium to /
Deal Enterprise One-Day Five- Day One-Month
Announced Seller Buyer Value Value Prior Prior Prior
Dec-12 TNS, Inc. SIRIS Capital Group LLC $513.2 $828.5 44% 42% 45%
Mar-10 BWAY Holding Co. Madison Dearborn Partners LLC 448.3 829.9 15% 15% 25%
May-07 Stride Rite Corp. Payless ShoeSource, Inc. 753.3 831.9 35% 39% 35%
Aug-10 Superior Well Services, Inc. Nabors Industries Ltd. 681.5 847.4 21% 14% 35%
Nov-10 Art Technology Group, Inc. Oracle Corp. 948.7 889.8 46% 37% 54%
Aug-10 Cogent, Inc. 3M Co. 930.5 912.5 18% 20% 17%
Oct-12 Ceradyne, Inc. 3M Co. 860.6 916.5 43% 40% 44%
Aug-12 TPC Group, Inc. First Reserve Corp. / SK Capital Management LLC 705.5 918.2 14% 12% 21%
Oct-07 United Industrial Corp. Textron, Inc. 801.9 933.7 7% 6% 19%
Jul-12 Peet's Coffee & Tea, Inc. Joh. A. Benckiser GmbH 967.7 935.3 29% 37% 22%
Apr-11 Epicor Software Corp. Apax Partners LLP 801.9 945.3 11% 18% 20%
Apr-10 Palm, Inc. Hewlett-Packard Co. 961.9 976.6 23% 17% 6%
Mean 27% 29% 36%
Median 25% 28% 35%

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WACC
(a) Care’s financials and market data as of 9/25/12 (unaffected date).
(b) Source: Bloomberg 5-year adjusted weekly beta as reported on 3/28/13.
(c) Assumes book value of debt approximates market value.
(d) Unlevered Beta = Levered Beta / {1+(Net Debt/Market Equity)*(1-Tax Rate)}.
(e) 10-year Treasury Note yield as of 3/28/2013.
(f) Source: Ibbotson 2013 Yearbook.
(g) Size premium of 2.70% for companies with market capitalizations between $254.6mm and $514.2mm.
(h) Marginal U.S. Corporate Tax Rate.
(i) WACC = (Net Debt/Capital) * After-Tax Cost of Debt + (Equity/Capital) * Cost of Equity.
(j) Relevered Beta = Unlevered Beta * {1+(Net Debt/Equity)*(1-Tax Rate)}.
(k) Cost of Equity = Risk Free Rate + (Relevered Beta * Market Risk Premium) + Size Premium.
(l) Median Unlevered Beta of Comps.
Comparable Companies Assumptions
Current Net Debt/ Risk Free Rate of Return (e) 1.87%
Levered Market Unlevered Market Risk Premium (f) 6.70%
Name Beta (b) Equity (c) Beta (d) Size Premium (f) (g) 2.70%
Care (a) 1.265 46.6% 0.971 Marginal Tax Rate (h) 35.00%
CSS Industries Inc. 1.044 -- 1.044
Blyth, Inc. 1.531 -- 1.531
Shutterfly, Inc. 1.106 -- 1.106
1-800-Flowers.com Inc. 1.504 -- 1.504
CafePress Inc. 1.418 -- 1.418
Iconix Brand Group, Inc. 1.410 40.2% 1.118
Cherokee Inc. 1.130 9.8% 1.063
Meredith Corporation 1.258 20.6% 1.109
Barnes & Noble, Inc. 0.961 -- 0.961
hhgregg, Inc. 1.059 -- 1.059
Best Buy Co., Inc. 1.185 6.0% 1.140
GameStop Corp. 1.000 -- 1.000
Mean (Excluding Care (a)) 1.217 6.4% 1.171
Median (Excluding Care (a)) 1.158 0.0% 1.108
Care (a) Observed Weighted Average Cost of Capital (i)
Capital Structure Cost of Equity Cost of Debt
Net Debt/ Net Debt/ Unlevered Levered Cost of Before After
Based on: Capital Equity Beta Beta (j) Equity (k) Tax Tax WACC
Company Beta and Company D/E 31.8% 46.6% 0.971 1.265 13.0% 7.38% 4.79% 10.4%
Median Beta of Comps and Company D/E 0.0% 0.0% 1.106 1.106 12.0% 5.45% 3.54% 12.0%
Median Beta of Comps and D/E of Comps
0.0% 0.0% 1.108 1.108 12.0% 5.45% 3.54%
12.0%
Sensitivity to Capital Structure and Rates
Cost of Equity Weighted Average Cost of Capital
Net Debt/ Net Debt/ Unlevered Levered Cost of Pre-Tax Cost of Debt
Capital Equity Beta (l) Beta (j) Equity (k) 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0%
0% 0.0% 1.108 1.108 12.0% 0% 12.0% 12.0% 12.0% 12.0% 12.0% 12.0% 12.0%
10% 11.1% 1.108 1.188 12.5% 10% 11.7% 11.7% 11.8% 11.9% 11.9% 12.0% 12.1%
20% 25.0% 1.108 1.288 13.2% 20% 11.3% 11.5% 11.6% 11.7% 11.9% 12.0% 12.1%
30% 42.9% 1.108 1.416 14.1% 30% 11.0% 11.2% 11.4% 11.6% 11.8% 12.0% 12.2%
40% 66.7% 1.108 1.588 15.2% 40% 10.7% 10.9% 11.2% 11.5% 11.7% 12.0% 12.2%
50% 100.0% 1.108 1.828 16.8% 50% 10.4% 10.7% 11.0% 11.3% 11.7% 12.0% 12.3%
60% 150.0% 1.108 2.188 19.2% 60% 10.0% 10.4% 10.8% 11.2% 11.6% 12.0% 12.4%
70% 233.3% 1.108 2.788 23.2% 70% 9.7% 10.2% 10.6% 11.1% 11.5% 12.0% 12.4%

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Select Public Company Analysis
Note: All operating data has been adjusted to exclude unusual and extraordinary items. LTM and Calendar Year 2012 (CY2012) EBITDA for Selected E-Commerce companies excludes stock-based compensation expense as guided by Wall Street research and public filings.
Note: For purposes of comparability, Care’s CY2013E financials (fiscal year ended 2/28/13) are treated as CY2012 (calendar year ending December 31, 2012).
(a) Care – Unaffected assumes Care’s share price of $14.34 as of 9/25/12 and net debt as of 8/24/12 of $218.4mm. Pre-Initial Offer LTM EBITDA of $192.4mm as of 8/24/12 based on public filings, with certain adjustments based on Management guidance. FY2013E EBITDA of $201.0mm based on Management Treasury Model dated 11/30/12, with certain adjustments based on Management guidance. Diluted share count as of 7/2/12.
(b) Care – Current assumes Care’s share price of $16.10 as of 3/28/13 and preliminary net debt of $200.3mm for FY2013 (2/28/13), per Management on 3/25/13. LTM EBITDA of $178.4mm as of 11/23/12 based on public filings, with certain adjustments based on Management guidance. FY2013E EBITDA of $201.0mm based on Management Treasury Model dated 11/30/12, with certain adjustments based on Management guidance.
Assumes diluted share count including restricted stock units and performance shares and treasury stock method of options exercisable. Includes restricted stock units anticipated to be awarded in May 2013, per
Management guidance.
(c) Excludes Care.
(d) Barnes & Noble multiple as of 2/22/13, prior to announcement of potential sale of Retail Business.
(e) Enterprise value represents equity value plus book values of total debt, including preferred stock and minority interest less cash. Care – Unaffected enterprise value assumes net debt of $218.4 as of 8/24/12.
(f) Source of projected EPS, EBIT, EBITDA and Revenue: ThomsonReuter's median estimate of Wall Street analysts as of 3/28/13. Care – Unaffected EPS based on research estimates as of 6/29/12.
(Amounts in Millions, Except for Per Share Amounts)
MARKET DATA Closing Premium (Discount) Enterprise Value as a Multiple of: P/E Multiple:
Price on to 52 Week Equity Enterpris LTM LTM CY2012 LTM CY2013
Selected Companies 3/28/13 High Low Value Value (e) Revenue Revenue EBIT EBITDA Revenue (f) EBIT (f) EBITDA (f) EPS EPS (f)
Care - Unaffected (a) $14.34 (26.5) % 14.7% $500.6 $719.0 $1,708.2 42.1% 4.9 x 3.7 x 39.1% 4.6 x 3.6 x NA 5.6 x
Care - Current (b) 16.10 (7.4) 27.2 549.9 750.2 1,750.0 42.9 5.7 4.2 40.8 4.8 3.7 NA 6.2
CSS Industries Inc. 25.97 -- 43.8 245.9 192.5 371.7 51.8 6.2 5.0 51.8 6.2 5.0 12.2 x NA
Blyth, Inc. 17.36 (61.9) 29.1 287.5 351.2 1,179.5 29.8 3.6 3.3 29.8 3.6 3.3 6.9 NA
Social Expression Median (c) (31.0) % 36.4% 40.8% 4.9 x 4.1 x 40.8% 4.9 x 4.1 x 9.5 x NA
Social Expression Mean (c) (31.0) 36.4 40.8 4.9 4.1 40.8 4.9 4.1 9.5 NA
Quad/Graphics, Inc. 23.94 (2.0) % 122.5% 1,151.8 2,445.4 4,094.0 59.7% 10.9 x 4.3 x 59.7% 10.9 x 4.3 x 9.1 x 11.4 x
R.R. Donnelley & Sons Company
12.05 (9.1) 40.4 2,176.7 5,200.5 10,221.9 50.9 7.0 4.2 50.9 7.0 4.2 6.5 7.7
Scholastic Corporation
26.65 (26.8) 2.3 852.7 810.8 1,968.8 41.2 6.4 4.1 41.2 6.4 4.1 11.3 14.0
Print Media Median (c) (9.1) % 40.4% 50.9% 7.0 x 4.2 x 50.9% 7.0 x 4.2 x 9.1 x 11.4 x
Print Media Mean (c) (12.6) 55.1 50.6 8.1 4.2 50.6 8.1 4.2 9.0 11.0
PagesJaunes Groupe 2.15 (41.3) % 32.3% 598.2 2,810.4 1,367.4 205.5% 5.4 x 4.9 x 205.5% 5.4 x 4.9 x 3.1 x 3.2 x
Eniro AB 1.79 (27.6) 58.5 179.4 604.9 614.8 98.4 7.3 3.9 98.4 7.3 3.9 4.5 3.9
Yellow Media Limited 9.19 (10.8) 62.4 256.8 1,026.2 1,089.7 94.2 2.2 2.0 94.2 2.2 2.0 NM NM
Directories Median (c) (27.6) % 58.5% 98.4% 5.4 x 3.9 x 98.4% 5.4 x 3.9 x 3.8 x 3.5 x
Directories Mean (c) (26.6) 51.1 132.7 5.0 3.6 132.7 5.0 3.6 3.8 3.5
Shutterfly, Inc. 44.17 (2.0) % 86.0% 1,654.3 1,409.2 640.6 220.0% 30.4 x 10.5 x 220.0% 30.4 x 10.5 x 63.1 x NM
1-800-Flowers.com Inc. 4.97 (2.5) 76.2 321.7 316.5 733.1 43.2 14.3 6.7 43.2 14.3 6.7 18.9 18.4 x
CafePress Inc. 6.01 (68.6) 22.4 103.9 64.2 217.8 29.5 18.9 3.7 29.5 18.9 3.7 41.2 35.4
Selected E-Commerce Median (c) (2.5) % 76.2% 43.2% 18.9 x 6.7 x 43.2% 18.9 x 6.7 x 41.2 x 26.9 x
Selected E-Commerce Mean (c) (24.4) 61.5 97.5 21.2 7.0 97.5 21.2 7.0 41.1 26.9
Iconix Brand Group, Inc. 25.87 (0.2) % 78.0% 1,707.3 2,477.7 353.8 700.3% 11.5 x 11.1 x 700.3% 11.5 x 11.1 x 15.2 x 12.3 x
Cherokee Inc. 13.70 (9.6) 23.9 115.0 126.0 26.5 474.8 10.6 9.4 NA NA NA 15.8 13.4
Meredith Corporation 38.26 (13.5) 40.7 1,697.5 2,037.8 1,434.8 142.0 9.3 7.8 142.0 9.3 7.8 13.7 14.8
Licensing Median (c) (9.6) % 40.7% 474.8% 10.6 x 9.4 x 421.1% 10.4 x 9.4 x 15.2 x 13.4 x
Licensing Mean (c) (7.8) 47.5 439.0 10.5 9.4 421.1 10.4 9.4 14.9 13.5
Barnes & Noble, Inc. (d) 13.51 (34.9) % 25.3% 809.3 1,158.6 7,156.9 16.2 % NM 5.2 x 16.4 % NM 5.9 x NM NM
hhgregg, Inc. 11.05 (6.4) 86.0 368.7 353.2 2,490.9 14.2 6.9 x 3.9 14.2 6.9 x 3.9 8.6 x 14.4 x
Best Buy Co., Inc. 22.15 (16.8) 96.2 7,488.6 8,612.6 49,621.0 17.4 5.7 3.6 17.4 5.7 3.6 8.4 10.3
GameStop Corp. 27.97 -- 77.8 3,427.1 2,791.3 8,886.7 31.4 4.4 3.4 31.4 4.4 3.4 8.8 8.2
Selected Low-Growth Retail Median (c) (11.6) % 81.9% 16.8% 5.7 x 3.7 x 16.9% 5.7 x 3.7 x 8.8 x 10.3 x
Selected Low-Growth Retail Mean (c) (14.5) 71.3 19.8 5.7 4.0 19.8 5.7 4.2 9.9 10.9